Exhibit 99.1

Investor Presentation Ladenburg Thalmann Virtual Technology Expo N o v ember 1 8 , 2 0 21

SAFE HARBOR S T A TEMENT This presentation contains statements that are, or may be considered to be, forward - looking statements. All statements that are not historical facts are forward - looking statements and such forward - looking statements are statements made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Examples of forward - looking statements include: 2 • sta t em ents about Z edg e ’ s futu r e per f o r man c e; • projections of Zedge’s results of operations or financial condition; • statements regarding Zedge’s plans, objectives or goals, including those relating to its strategies ,initiatives, competition, acquisitions, dispositions and/or its products; and Words such as "believe," "anticipate," "plan," "expect," "intend," "target," "estimate," "project," "predict," "forecast," "guideline," "aim," "will," "should," “likely,” "continue" and similar expressions are intended to identify forward - looking statements but are not the exclusive means of identifying such statements. Readers are cautioned not to place undue reliance on these forward - looking statements and all such forward - looking statements are qualified in their entirety by reference to the following cautionary statements. Forward - looking statements are based on Zedge’s current expectations, estimates and assumptions and because forward - looking statements address future results, events and conditions, they, by their very nature, involve inherent risks and uncertainties, many of which are unforeseeable and beyond Zedge’s control. Such known and unknown risks, uncertainties and other factors may cause Zedge’s actual results, performance or other achievements to differ materially from the anticipated results, performance or achievements expressed, projected or implied by these forward - looking statements. These factors include those discussed under the headings "Risk Factors" and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Zedge’s periodic reports filed with the Securities and Exchange Commission . Zedge cautions that such factors are not exhaustive and that other risks and uncertainties may cause actual results to differ materially from those in forward - looking statements. Forward - looking statements speak only as of the date they are made and are statements of current expectations concerning future results, events and conditions and Zedge is under no obligation to update any of the forward - looking statements, whether as a result of new information, future events or otherwise.

ABOUT ZEDGE


ZEDGE

ZEDGE™ is global app publisher with a portfolio of leading digital consumer brands serving **43 million monthly active users**

Our portfolio consists of:

Zedge Ringtones and Wallpapers, the **leading mobile app** dedicated to mobile phone personalization, social content and fandom art;

Zedge Premium, a **marketplace** for artists, celebrities, and emerging creators used to market and sell their digital content to Zedge's users;

Emojipedia, the leading source of **all things emoji**; and

Shortz, a **mobile entertainment** app in beta, focused on short-form storytelling

3

I N V E S TMEN T HIGHLIGHTS Multiple Growth Opportunities i n Fl a gshi p + Optionali t y 4 Disciplined Financial Management & Execution Large Customer Bas e + A t t r a c ti v e Demographics

USER GROWTH DRIVES REVENUE E X P ANSION R e v enue Usa ge Use r s Drive User Growth & E n g a ge m ent Unlock E m ojipedi a ’ s Value New Initiatives Providing Optionali t y Grow Zedge P r emium & Zedge+ M& A 5

DRIVE USER GROWTH IN W ELL - D E V E L O P ED MARKETS & IM P R O V E ENGAGEMENT How? • Paid user acquisition in well - developed markets • Social a n d c ommuni t y f e atu r es • S e a r c h a n d dis c o v e r y 6

ZEDGE PREMIUM MARKET P L A CE Optionality That Taps Into The Multi Billion Dollar Creator Economy How? • E a s y t o use sel f - se r v e plat f o r m • Visible to millions of users weekly • T r ans p a r ent busi n ess m odel • N F T s e xpe c t ed in De c ember 7

ZEDGE+: ENHANCING SUBSCRI PTIONS 8 How? • V alue a dded f e atu r es • Unique c on t ent bu n dles

ZEDGE

SHORTZ

Serialized, Short-Form Fiction

ENTERTAINMENT PROVIDES GREAT OPTIONALITY

How?

- Content ownership
- Business model
- Read and/or listen
- User growth
- Competition/M&A


FAKE IT
Recommended
Popular With Readers

Visuals and story summaries that provoke the imagination


Back
The First Time — Chapter 1
Hey Frank! Ever heard about Shortz — chat fiction app?
Hey. Nope, what's that?
Continue tapping...
...or use Autoplay

Tap on screen to read the chat story which is enhanced with images


Back
The First Time — Chapter 1
The First Time
Mute
Audio

Listen to the story with audio recordings from great actors and awesome sound effects

9

UNLOCKING VALUE: EM O JI P EDIA H o w ? • Mu l ti - la n gua ge suppo r t • Monetization • E x p a n di n g b e y o n d desk t op a n d m obile w eb 10

M&A

Our Prism

- Access to 43M MAU
- Expertise in monetization
- Technology know-how and team
- Managing scaled platforms
- Balance sheet
- Jonas family (track record, network, capital)

11

12 +76% YoY Average Revenue per Monthly Active User +101% YoY Subsc r iption Revenue $25M Cash & Cash Equivalents * Please refer to the Reconciliation of Non - GAAP Financial Measures slide at the end of this presentation. Revenue $0M $1M $2M $4M $5M $6M Other P aid Subsc r iptions Advertising ($0.5)M $0.0M $0.5M $1.0M $1.5M $2.0M $2.5M Net Income ($1.5)M $0.0M $1.5M EP S ($0.10) $0.00 $0.10 $0.20 Net Income & EPS EBITDA* EPS $3.0M $3.0M NI Q U A R TER L Y FINANCIAL O V ER V I E W F OR FIS C AL Y EAR ENDED JUL 31, 2 0 21

FISCAL 2022 GOALS

25-30%

YoY Revenue Growth

EBITDA Growth that Exceeds Revenue Growth

Continued **Positive Cashflow**

MAU **Growth**

Ongoing **Profitability**

Product **Diversification**

Subscription **Growth**

13

ZEDGE

GOVERNANCE AND INVESTOR PROFILE

Renowned Board Members With Pedigree In Mobile, Entertainment + Value Creation



Other
57%
Institutional
21%
Insiders
22%

Michael Jonas	12.2%
Howard Jonas	1.1%
Mgmt & Employees	3.8%
Board of Directors	2.1%
Insider Ownership*	19.2%

*As of July 31, 2021, on a fully diluted basis



Michael Jonas
Executive Chairman
Howard Jonas
Vice Chairman
Founder & Chairman, IDT Corp.
Mark Ghermezian
Executive Strategic Advisor - American Dream
Co-Founder, Braze
Elliot Gibber
President & CEO
Deb El Food Products
Paul Packer
Founder, Globis Capital Advisors
Greg Suess
Founding Partner, Active Artists Mgmt, LLC
Partner, Glasier Weil Fink Howard Avchen & Shapiro
Jonathan Reich
CEO
Zedge
Yi Tsai
CFO
Zedge

Thank you! ir@zedge.net KEY T AKE A W A Y S Mu l tiple Growth Drivers Discipli n ed Financial Management Large + Loyal Customer Base Sha r e h older Returns

EBIT D A IS DEFINED AS EARNINGS ( L OSS) BE FORE INTERE S T , T A X E S , DEPRECIATION AND AMORTIZATION. EBITDA REPRESENTS A MEASURE TH A T W E BELI E V E IS C U S T OMARI L Y USED B Y I N V E S T ORS AND ANALYSTS TO EVALUATE THE FINANCIAL PERFORMANCE OF C OM P ANIES IN ADDITION T O THE G A AP MEASURES TH A T W E P RESEN T . MAN A GEMENT BELI E V ES TH A T EBIT D A IS USEFUL IN E V A L U A TING OUR C ORE O P ER A TING RESU L T S . H O W E V ER, EBIT D A IS NOT A MEASURE OF FINANCIAL PERFORMANCE UNDER ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED S T A TES OF AMERI C A AND SHOULD N O T BE C ONSIDERED AN ALTERNATIVE TO NET INCOME OR OPERATING INCOME AS AN INDICATOR OF OUR OPERATING PERFORMANCE OR TO NET CASH P R O V IDED B Y O P ER A TING A C T I V ITIES AS A MEASURE OF OUR LIQUIDITY. EBIT D A R E C ONCILI A TION (IN $MILLION) Q 1 ‘ 2 0 Q 2 ‘ 2 0 Q 3 ‘ 2 0 Q4 ‘ 2 0 Q 1 ‘ 21 Q 2 ‘ 21 Q 3 ‘ 21 Q4 ‘ 21 FY ‘ 19 FY ‘ 2 0 FY ‘ 21 NET INCOME / (LOSS) EXCLUDING: ($0.8) $0.1 ($0.3) $0.5 $1.0 $2.3 $2.4 $2.5 ($3.3) ($0.6) $8.2 INTERE S T AND O THER IN C OME/( E X P ENSE), NET $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.0 $0.2 $0.0 $0.0 P R O V ISION F OR IN C OME T A X ES $0.0 $0.0 $0.0 $0.0 $0.0 $0.3 $0.0 ($0.1) $0.0 $0.0 ($0.2) DE P R E CI A TION AND AMO R TIZ A TION $0.5 $0.4 $0.3 $0.4 $0.4 $0.3 $0.3 $0.3 $1.4 $1.6 $1.3 EBITDA ($0.3) $0.5 $0.0 $0.8 $1.4 $2.9 $2.3 $2.7 ($1.7) $1.0 $9.3 A PP ENDIX EBITDA: R E C ONCILI A TION OF NON - GAAP FINANCIAL MEASURES

DRIVING USER G ROWTH 17 W all p ape r s V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform Artists & Brands Social Creators SEO/ASO Press Paid User A c quisition Zedge Wallpapers & Ringtones App User and Revenue Expansion Powerful and flexible platform • >500 million installs and 35MM MAU • E xplo r in g n e w c on t ent v e r ticals • Uni fi ed b a c k en d f or all UGC an d P r emium c on t ent P e r sonali z ed Feeds Social / C ommuni t y Features P aid User Acquisition M & A Enhancing Zedge+ Subsc r iptions Expanding Zedge Premium Ma r k etpla c e Ad Sta c k Improvements New Initiatives ( e x. Sh o r tz)

W all p ape r s V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? DRIVING USER G ROWTH Powerful and flexible platform 18 S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform A r tists & Br an ds Social C r e at o r s SEO/ASO Press P aid User A c quisition Zedge Wallpapers & Ringtones App Organic and Inorganic Initiatives: • Social / c ommuni t y f e atu r es t o i n c r e ase engagement and retention • Z edg e + subsc r iption off e r i n g • P e r sonali z ed f eeds • P r emium Ma r k etpl a c e e x p ansion • P aid user a c quisition • A d st a c k optimizations imp r o v e C P Ms • M&A

DRIVING USER G ROWTH W all p ape r s V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform SEO/ASO Press Paid User A c quisition Zedge Wallpapers & Ringtones App Organic and Inorganic Initiatives: • Social / c ommuni t y f e atu r es t o i n c r e ase engagement and retention in T1 markets • P e r sonali z ed f eeds • Z edg e + subsc r iption off e r i n g • P r emium Ma r k etpl a c e e x p ansion • P aid user a c quisition • A d st a c k optimizations i n c r e asi n g C P Ms Artists & Brands Social Creators 19 • M & A Powerful and flexible platform • >500 million or ganic installs • E xplo r i n g n e w c on t ent v e r ticals • O n e b a c k e n d f or UGC & P r emium c on t ent

DRIVING USER G ROWTH Wallpapers V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform SEO/ASO Press Paid User A c quisition Zedge Wallpapers & Ringtones App Organic and Inorganic Initiatives: • Social / c ommuni t y f e atu r es t o i n c r e ase engagement and retention in T1 markets • P e r sonali z ed f eeds • Z edg e + subsc r iption off e r i n g • P r emium Ma r k etpl a c e e x p ansion • P aid user a c quisition • A d st a c k optimizations i n c r e asi n g C P Ms Artists & Brands Social Creators 20 • M & A Powerful and flexible platform • >500 million or ganic installs • E xplo r i n g n e w c on t ent v e r ticals • O n e b a c k e n d f or UGC & P r emium c on t ent

Driving User Growth A n d Revenue Expansion 21 P e r sonali z ed Feeds Social / C ommuni t y Features P aid M & A Enhancing Zedge+ Subsc r iptions Expanding Zedge Premium Ma r k etpla c e Ad Sta c k User Ac quisition Imp r o v em ents New Initiatives ( e x. Sh o r tz)

DRIVING USER G ROWTH W all p ape r s V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform SEO/ASO Press Paid User A c quisition Zedge Wallpapers & Ringtones App User and Revenue Expansion Powerful and flexible platform • >500 million installs and 35MM MAU • E xplo r in g n e w c on t ent v e r ticals • Uni fi ed b a c k en d f or all UGC an d P r emium c on t ent P e r sonali z ed Feeds Social / C ommuni t y Features P aid User Acquisition M & A Ad Sta c k Improvements New Initiatives ( e x. Sh o r tz) Expanding Zedge Premium Ma r k etpla c e Enhancing Zedge+ Subsc r iptions Artists & Brands Social Creators 22

DRIVING USER G ROWTH Wallpapers V ideo W all p ape r s Ringtones Notifications Alarms I c ons & W idgets ??? S e a r c h & Dis c ov e r y Anal y tics / BI Premium Ma r k etpla c e Ma r k eting T ools Self Publishing Toos CMS A d Monetization / Subscriptions APIs Zedge Publishing Platform SEO/ASO Press Paid User A c quisition Zedge Wallpapers & Ringtones App User and Revenue Expansion Powerful and flexible platform • >500 million installs and 35MM MAU • E xplo r in g n e w c on t ent v e r ticals • Uni fi ed b a c k en d f or all UGC an d P r emium c on t ent P e r sonali z ed Feeds Social / C ommuni t y Features P aid User Acquisition M & A Ad Sta c k Improvements New Initiatives ( e x. Sh o r tz) Expanding Zedge Premium Ma r k etpla c e Enhancing Zedge+ Subsc r iptions Artists & Brands Social Creators 23

` E X TENDING IN T O ENTERTAINMENT 24 Serialized, Short - Form Fiction T ap on sc r een t o r e a d th e c hat s t o r y whi c h is enhanc ed with ima ges Visuals an d s t o r y summa r ies that p r o v o k e th e ima gination Lis t en t o th e s t o r y with audio r e c o r din gs f r om g r e at a c t o r s an d a w esom e soun d ef f e c ts Oppo r tunities abound • C on t ent - w e o wn th e c on t ent an d p a r tn er with k n o wn talent t o w r i t e f or us Busi n ess m odel - a d suppo r t ed or subsc r iption b ased C onsumption - ubiqui t ous, eith er r e a d or lis t en t o high quali t y p r odu c tions G r o w th - t estin g p aid U A C ompetition - N a v er a c qui r ed R a dish f or $ 440M an d K a K a o a c qui r ed W a t t p a d f or $600M • • • •

- E X TENDING IN T O ENTERTAINMENT Serialized, Short - Form Fiction 25 Cliffhan ger chap t er en din gs p r ompt th e r e a der t o c ontinue t o th e n e xt episode T ap on sc r een t o r e a d th e c hat s t o r y whi c h is enhanc ed with ima ges Ima ge r y an d s t o r y summa r ies that p r o v o k e th e imagination Lis t en t o th e s t o r y with audio r e c o r din gs f r om g r e at a c t o r s an d a w esom e soun d ef f e c ts

` E X TENDING IN T O ENTERTAINMENT 26 Serialized, Short - Form Fiction T ap on sc r een t o r e a d th e c hat s t o r y whi c h is enhanc ed with ima ges Visuals an d s t o r y summa r ies that p r o v o k e th e ima gination Lis t en t o th e s t o r y with audio r e c o r din gs f r om g r e at a c t o r s an d a w esom e soun d ef f e c ts Oppo r tunities abound • C on t ent - w e o wn th e c on t ent an d p a r tn er with k n o wn talent t o w r i t e f or us Busi n ess m odel - a d suppo r t ed or subsc r iption b ased C onsumption - ubiqui t ous, eith er r e a d or lis t en t o high quali t y p r odu c tions G r o w th - t estin g p aid U A C ompetition - N a v er a c qui r ed R a dish f or $ 440M an d K a K a o a c qui r ed W a t t p a d f or $600M • • • •